Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                          Frank C. Quesada

Address of Joint Filer:                       c/o MSP Recovery, Inc.
                                              2701 S Le Jeune Road, Floor 10
                                              Coral Gables, Florida 33134

Issuer Name and Ticker or Trading
Symbol:                                       MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s)
to Issuer:                                    Chief Legal Officer, Director

Date of Event Requiring this Statement
(Month/Day/Year):                             5/23/22

Designated Filer:                             Frank C. Quesada

Signature:
/s/ Frank C. Quesada
------------------------
Frank C. Quesada

Date: 6/2/22

Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                          Quesada Group Holdings, LLC

Address of Joint Filer:                       c/o MSP Recovery, Inc.
                                              2701 S Le Jeune Road, Floor 10
                                              Coral Gables, Florida 33134

Issuer Name and Ticker or Trading
Symbol:                                       MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s)
to Issuer:                                    Director by Deputization

Date of Event Requiring this Statement
(Month/Day/Year):                             5/23/22

Designated Filer:                             Frank C. Quesada

Signature:

QUESADA GROUP HOLDINGS, LLC

By: /s/ Frank C. Quesada
    -----------------------
Name: Frank C. Quesada
Title: Manager

Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                         Series MRCS, a series of MDA
                                             Series, LLC

Address of Joint Filer:                      c/o MSP Recovery, Inc.
                                             2701 S Le Jeune Road, Floor 10
                                             Coral Gables, Florida 33134

Issuer Name and Ticker or Trading
Symbol:                                      MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s)
to Issuer:                                   Director by Deputization, 10%
                                             Owner

Date of Event Requiring this Statement
(Month/Day/Year):                            5/23/22

Designated Filer:                            Frank C. Quesada

Signature:

MDA SERIES, LLC

    By: /s/ Frank C. Quesada
       -----------------------
       Name: Frank C. Quesada
       Title: Member

SERIES MRCS

    By: /s/ Frank C. Quesada
       -------------------------
       Name: Frank C. Quesada
       Title: Manager and Member

Date: 6/2/22